Leases - Additional information (Detail) £ in Millions	12 Months Ended
	Dec. 31, 2025 GBP (£) LeaseContract	Dec. 31, 2024 GBP (£)
Presentation of leases for lessee [abstract]
Number of lease contracts | LeaseContract	1
Information about nature of lessee's leasing activities	remaining lease term of greater than five years
Total net cash outflows for leases	£ 0.1	£ 0.2
Information about lessee's exposure arising from extension options and termination options	The Company had a number of lease contracts that included both extension and termination options, plus the ongoing lease contract has various termination options. These options were negotiated by management to provide flexibility in managing the leased asset portfolio and align it with the Company’s business needs. No termination options have been exercised or are expected to be exercised.
Right of use asset	£ 0.5